Exhibit 99


                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,TO
                            AS ADOPTED PURSUANT TO,TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report of BancAffiliated, Inc. (the "Company") on Form 10- KSB for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Garry J. Graham, President and Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  September 27, 2002                      /s/ Garry J. Graham
      --------------------------             -----------------------------------
                                             Garry J. Graham
                                             President, Chief Executive and
                                             Financial Officer